CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


      As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 22, 1996 included in the Company's Form 10-K for the year ended January 31, 1996, and to all references to our Firm included in this Registration Statement.

                                      ARTHUR ANDERSEN LLP



Washington, D.C.
February 26, 1997